UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7920

High Income Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
C/o Citigroup Asset Management
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010
Date of fiscal year end: September 30
Date of reporting period: September 30, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

        The Annual Report to Stockholders is filed herewith.

EXPERIENCE

High Income Opportunity

Fund Inc.

A N N U A L   R E P O R T

SEPTEMBER 30, 2005

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

There was no shortage of potential threats to the U.S. economy during the reporting period. These included record high oil prices, rising short-term interest rates, the devastation inflicted by Hurricanes Katrina and Rita, geopolitical issues, and falling consumer confidence. However, the economy proved to be surprisingly resilient during the fiscal year. Fourth quarter 2004 and first quarter 2005 gross domestic product (“GDP”)[i] growth was 3.8% and second quarter GDP growth was 3.3%, another solid advance. This marked nine consecutive quarters in which GDP grew 3.0% or more.

The Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. After raising rates in June, August, and September 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times. All told, the Fed’s 11 rate hikes have brought the target for the federal funds rate from 1.00% to 3.75%. This also represents the longest sustained Fed tightening cycle since 1977-1979. Following the end of the Fund’s reporting period, at its November meeting, the Fed once again raised the target rate by 0.25% to 4.00%.

During much of the reporting period, the fixed income market confounded investors as short term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. When the period began, the federal funds target rate was 1.75% and the yield on the 10-year Treasury was 4.21%. When the reporting period ended, the federal funds rate rose to 3.75%. Due to a spike in September, the 10-year yield finished the period at 4.29%, slightly higher than when the period began, but still lower than its yield of 4.62% when the Fed began its tightening cycle on June 30, 2004. Looking at the one-year period as a

High Income Opportunity Fund Inc. 2005 Annual Report	1

whole, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Index,iv returned 2.80%.

The high yield market experienced several periods of volatility during the reporting period. After a strong start, high yield bonds fell sharply in March and April 2005 as investors became concerned over the bond downgrades for General Motors and Ford Motor Company. However, the high yield market then rallied as the uncertainty surrounding the downgrades lifted and investors searched for incremental yield. Over the one-year period, the Citigroup High Yield Market Index[v] returned 6.49%.

During the one-year period, emerging markets debt, as represented by the JPMorgan Emerging Markets Bond Index Global (“EMBIG”)vi returned 13.99%. Strong country fundamentals and market technicals outweighed the downward pressure exerted throughout the period by Fed tightening. In addition, continued strength in commodity prices, including metals, agriculture, and oil, supported many emerging market countries.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, Smith Barney Fund Management LLC (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination

2	High Income Opportunity Fund Inc. 2005 Annual Report

of the investment management contract between the Fund and the Manager. Therefore the Funds Board of Directors has approved a new investment management contract between the Fund and the Manager to become effective upon the closing of the sale to Legg Mason. The new investment management contract has been presented to shareholders for their approval.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. While these issues do not directly affect your Fund, the Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our steward-ship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,
R. Jay Gerken, CFA Chairman, President and Chief Executive Officer November 1, 2005

High Income Opportunity Fund Inc. 2005 Annual Report	3

Manager Overview

Q.  What were the overall market conditions during the Fund’s reporting period?

A.  During the 12 months ended September 30, 2005, the high yield market, as represented by the Citigroup High Yield Market Index, returned 6.49%. High yield debt markets rallied from the start of the period in September 2004 through the remainder of 2004 as investors gained confidence that inflation was contained and the Fed would continue to raise rates at a “measured pace.” Reduced U.S. Treasury market volatility, combined with the continued low interest rate environment, set a positive tone for high yield, engendering generally positive mutual fund flows and contributing both to the record number of deals that came to market during 2004 and strong demand for higher yielding assets. Additionally, default rates reached 20-year lows as the improving economy and the low interest rate environment enabled companies to extend their debt maturities and improve their liquidity.

Rising oil prices, weak equity markets and isolated hawkish comments from the Fed regarding inflation led the market down in the first few months of 2005. The steady stream of negative auto sector headlines through the Spring of 2005, including General Motor’s unexpected negative earnings warning in mid-March and Ford’s reduced earnings guidance and second quarter production cuts announced in late April, reintroduced investor fears of both companies’ potential downgrades to high yield status. This caused spreads to widen dramatically within the auto sector and across fixed income credit markets. Markets began recovering in mid-May on stronger technicals, positive economic developments and S&P and Fitch’s long-anticipated downgrades of Ford and GM to non-investment grade. The rating agencies’ actions removed some of the uncertainty in the market surrounding the credits’ ultimate resting places, allowing both high yield and investment grade investors to shore up their positions.

Improving technicals, better overall demand and the relative absence of further negative headlines continued to buoy markets through June and July, despite a stronger new issue calendar in June and renewed outflows from high yield mutual funds. Resurgent investor risk appetites on the back of strong U.S. economic news and positive 2Q earnings announcements also contributed to positive performance, allowing markets to outperform despite the July 7th terrorist bombings in London (and the July 21st reprise) and weaker consumer sentiment.

However, higher-than-expected August new issuance, combined with stronger inflation, increasingly mixed economic data and rising energy prices, slowed activity near the end of the period, although low trading volumes and light issuance in the latter half of August (ahead of the Labor Day holiday) kept markets in positive territory. High yield markets continued to decline through the end of September, registering the first month of negative performance since April 2005, as volatility in the auto sector, higher energy costs, rising inflation and fears of a potentially slowing economy in the aftermath of Hurricane Katrina converged with abundant new supply and continued retail outflows following the Labor Day holiday.

4	High Income Opportunity Fund Inc. 2005 Annual Report

Based on the 7.85% yieldvii of the Citigroup High Market Yield Index as of September 30, 2005, high-yield bonds continued to offer competitive yields relative to U. S. Treasury notes.viii However, high-yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality, and yields and prices will fluctuate.

Performance Review

For the 12 months ended September 30, 2005, High Income Opportunity Fund Inc. returned 0.04%, based on its New York Stock Exchange (“NYSE”) market price and 6.69% based on its net asset value (“NAV”)ix per share. In comparison, the Fund’s unmanaged benchmark, the Citigroup High Yield Market Index, returned 6.49% and its Lipper High Current Yield Closed-End Funds Category Averagex increased 7.95% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to shareholders totaling $0.546 per share. On June 28, 2005, the Fund announced a distribution of $0.0420 per share. The Fund had previously paid a rate of $0.0450 per share per month. In declaring the new rate, the Fund cited continued favorable market conditions for high yield issuers, which engendered a high number of calls and tenders in the portfolio as many issuers took advantage of lower interest rates to refinance debt. Proceeds from these transactions were then reinvested at the lower yields currently available in the market. The Fund is reducing its distributions to approximate the current level of investment income generated by the portfolio. The performance table shows the Fund’s 30-day SEC yield as well as its 12-month total return based on its NAV and market price as of September 30, 2005. Past performance is no guarantee of future results. The Fund’s yields will vary.

Fund performance as of September 30, 2005 (unaudited)
Price Per Share	30-Day SEC Yield	12 Month Total Return
$7.15 (NAV)	6.87%	6.69%
$6.29 (Market Price)	7.82%	0.04%
All figures represent past performance and are not a guarantee of future results. The Fund’s yields will vary.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares. The “SEC yield” is a return figure often quoted by bond and other fixed-income mutual funds. This quotation is based on the most recent 30-day (or one-month) period covered by the Fund’s filings with the SEC. The yield figure reflects dividends and interest earned during the period after deduction of the Fund’s expenses for the period. These yields are as of September 30, 2005 and are subject to change.

High Income Opportunity Fund Inc. 2005 Annual Report	5

Q.  What were the most significant factors affecting the Fund’s performance?

A.  Over the 12 months ending September 30, 2005, the Fund’s industry allocation, in aggregate, detracted from overall performance, although our issuer selection mitigated most of the negative attribution. Specifically, the Fund benefited from positive issuer selection in the airlines, cable & media, chemicals, metals/mining/steel, publishing and telecommunications sectors. Our security selection in CCC-rated and below securities also contributed positively to fund performance. Our issuer selection in the automobile manufacturers/vehicle parts, building products and containers sectors detracted from Fund performance during the period.

Looking for Additional Information?

The Fund is traded under the symbol “HIO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XHIOX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.citigroupam.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-735-6507, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current net asset value, market price, and other information.

Thank you for your investment in the High Income Opportunity Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter J. Wilby, CFA Vice President and Investment Officer	Beth A. Semmel, CFA Vice President and Investment Officer
November 1, 2005

6	High Income Opportunity Fund Inc. 2005 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the Fund’s current or future investments. The Fund’s top five industries (as a percentage of net assets) as of September 30, 2005 were: Telecommunications (11.3%), Media (11.2%), Electric (6.1%), Packaging & Containers (4.6%) and Resorts/Casinos (4.5%). The Fund’s portfolio composition is subject to change at any time.

RISKS: The Fund invests in high-yield bonds, which are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. Fixed income investments are subject to interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. In addition, it may invest in foreign securities, which are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant fluctuations.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv

The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

v	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.
vi

JPMorgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii	As measured by the yield on the Citigroup High Yield Market Index as of the period’s close.
viii	Yields are subject to change and will fluctuate.
ix

NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

x

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended September 30, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 8 funds in the Fund’s Lipper category, and excluding sales charges.

High Income Opportunity Fund Inc. 2005 Annual Report	7

Take Advantage of the Fund’s Dividend Reinvestment Plan!

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan (“Plan”), a convenient, simple and efficient way to reinvest your distributions, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your distributions in the form of a cash payment, then your distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), PFPC Inc. (“Plan Agent”) will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV previously determined before the purchases are completed, the  Plan Agent will attempt to terminate purchases and have the Fund issue the remaining distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 50. To find out more detailed information about the Plan and about how you can participate, please call the Plan Agent at 1-800-331-1710.

8	High Income Opportunity Fund Inc. 2005 Annual Report

Telecommunications

Media

Electric

Repurchase Agreement

Packaging & Containers

Resorts/Casinos

Pipelines

Diversified Financial Services

Retail

Chemicals

Forest Products & Paper

Health Care Services

Auto Manufacturers

Oil & Gas

Commercial Services

Food

Wireless Telecommunication Services

Entertainment

Environmental Control

Other

11.5%

11.3%

6.1%

5.5%

4.7%

4.6%

4.4%

4.3%

4.3%

3.8%

3.4%

3.1%

2.9%

2.7%

2.4%

2.0%

2.0%

1.8%

1.4%

0.0%

5.0%

10.0%

15.0%

20.0%

September 30, 2005

Investment Breakdown

17.8%

Fund at a Glance (unaudited)

As a Percent of Total Investments

High Income Opportunity Fund Inc. 2005 Annual Report	9

Schedule of Investments (September 30, 2005)
Face Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 89.9%
Advertising — 0.1%
$625,000	CCC	Vertis Inc., Senior Secured Notes, 9.750% due 4/1/09	$648,438
Aerospace/Defense — 0.1%
650,000	BB-	Sequa Corp., Senior Notes, 9.000% due 8/1/09	692,250
Airlines — 1.1%
		Continental Airlines Inc., Pass-Through Certificates:
431,729	B+	Series 2000-2, Class C, 8.312% due 4/2/11	371,973
2,380,000	B	Series 2001-2, Class D, 7.568% due 12/1/06	2,210,883
		United Airlines Inc., Pass-Through Certificates:
962,968	NR	Series 2000-1, Class B, 8.030% due 7/1/11 (b)	607,272
2,268,135	NR	Series 2000-2, Class B, 7.811% due 10/1/09 (b)	1,656,680
460,000	NR	Series 2001-1, Class B, 6.932% due 9/1/11 (b)	379,534
1,045,000	NR	Series 2001-1, Class C, 6.831% due 9/1/08 (b)	640,716
		Total Airlines	5,867,058
Apparel — 0.4%
1,925,000	B-	Levi Strauss & Co., Senior Notes, 8.254% due 4/1/12 (c)	1,929,812
Auto Manufacturers — 2.8%
		Ford Motor Co.: Debentures:
725,000	BB+	6.625% due 10/1/28	527,438
650,000	BB+	8.900% due 1/15/32	550,875
8,725,000	BB+	Notes, 7.450% due 7/16/31	6,849,125
		General Motors Corp.:
		Senior Debentures:
1,350,000	BB	8.250% due 7/15/23	1,056,375
5,400,000	BB	8.375% due 7/15/33	4,239,000
2,125,000	BB	Senior Notes, 7.125% due 7/15/13	1,822,187
		Total Auto Manufacturers	15,045,000
Auto Parts & Equipment — 0.9%
695,000	B	Arvin Capital I, Capital Securities, 9.500% due 2/1/27	705,425
1,925,000	BB+	Dana Corp., Notes, 6.500% due 3/1/09	1,766,549
625,000	B-	Rexnord Corp., Senior Subordinated Notes, 10.125% due 12/15/12	687,500
1,000,000	B-	Tenneco Automotive Inc., Senior Secured Notes, Series B, 10.250% due 7/15/13	1,122,500
276,000	BB-	TRW Automotive Inc., Senior Subordinated Notes, 11.000% due 2/15/13	312,570
		Total Auto Parts & Equipment	4,594,544
Beverages — 0.2%
875,000	B+	Cott Beverages USA Inc., Senior Subordinated Notes, 8.000% due 12/15/11	901,250

See Notes to Financial Statements.

10	High Income Opportunity Fund Inc. 2005 Annual Report

Schedule of Investments (September 30, 2005) (continued)
Face Amount	Rating‡	Security	Value

Building Materials — 1.2%
		Associated Materials Inc.:
$4,950,000	CCC+	Senior Discount Notes, step bond to yield 10.793% due 3/1/14	$2,499,750
435,000	CCC+	Senior Subordinated Notes, 9.750% due 4/15/12	423,037
1,850,000	B-	Goodman Global Holding Co. Inc., Senior Notes, 6.410% due 6/15/12 (c)(d)	1,817,625
1,500,000	CCC+	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	1,387,500
		Total Building Materials	6,127,912
Chemicals — 3.8%
1,020,000	BB-	Airgas Inc., Senior Subordinated Notes, 9.125% due 10/1/11	1,101,600
1,550,000	B-	Borden U.S. Finance Corp./Nova Scotia Finance ULC, Second Priority
		Senior Secured Notes, 9.000% due 7/15/14 (d)	1,581,000
2,400,000	BB-	Equistar Chemicals LP/Equistar Funding Corp., Senior Notes, 10.625% due 5/1/11	2,628,000
870,000	B	Huntsman International LLC, Senior Notes, 9.875% due 3/1/09	923,288
1,750,000	BB-	ISP Chemco Inc., Senior Subordinated Notes, Series B, 10.250% due 7/1/11	1,896,562
1,715,000	B+	ISP Holdings Inc., Senior Secured Notes, Series B, 10.625% due 12/15/09	1,822,187
1,745,000	BB-	Lyondell Chemical Co., Senior Secured Notes, 11.125% due 7/15/12	1,954,400
700,000	BBB-	Methanex Corp., Senior Notes, 8.750% due 8/15/12	802,375
655,000	B-	OM Group Inc., Senior Subordinated Notes, 9.250% due 12/15/11	669,738
2,025,000	B-	Resolution Performance Products Inc., Senior Subordinated Notes,
		13.500% due 11/15/10	2,161,687
		Rhodia SA:
		Senior Notes:
250,000	CCC+	7.625% due 6/1/10	245,000
450,000	CCC+	10.250% due 6/1/10	478,125
2,750,000	CCC+	Senior Subordinated Notes, 8.875% due 6/1/11	2,612,500
943,000	BB-	Westlake Chemical Corp., Senior Notes, 8.750% due 7/15/11	1,020,798
		Total Chemicals	19,897,260
Coal — 0.3%
1,315,000	BB	Luscar Coal Ltd., Senior Notes, 9.750% due 10/15/11	1,426,775
Commercial Services — 2.4%
2,250,000	B-	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	2,244,375
1,600,000	CCC+	Brand Services Inc., Senior Notes, 12.000% due 10/15/12	1,704,000
		Cenveo Corp.:
1,460,000	B+	Senior Notes, 9.625% due 3/15/12	1,573,150
1,075,000	B-	Senior Subordinated Notes, 7.875% due 12/1/13	1,042,750
		Iron Mountain Inc., Senior Subordinated Notes:
550,000	B	8.625% due 4/1/13	578,875
2,000,000	B	6.625% due 1/1/16	1,890,000

See Notes to Financial Statements.

High Income Opportunity Fund Inc. 2005 Annual Report	11

Schedule of Investments (September 30, 2005) (continued)
Face Amount	Rating‡	Security	Value

Commercial Services — 2.4% (continued)
$500,000	B+	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875% due
		12/15/12 (d)	$563,750
		Service Corp. International:
1,225,000	BB	Debentures, 7.875% due 2/1/13	1,304,625
1,715,000	BB	Senior Notes, 6.500% due 3/15/08	1,749,300
		Total Commercial Services	12,650,825
Computers — 0.2%
775,000	B-	SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13 (d)	806,969
Cosmetics/Personal Care — 0.1%
550,000	CCC+	Del Laboratories Inc., Senior Subordinated Notes, 8.000% due 2/1/12	455,125
Diversified Financial Services — 4.3%
		Alamosa Delaware Inc.:
3,008,000	CCC+	Senior Discount Notes, step bond to yield 11.437% due 7/31/09	3,346,400
568,000	CCC+	Senior Notes, 11.000% due 7/31/10	643,260
1,690,000	B-	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	1,888,575
435,000	BB-	Case Credit Corp., Notes, 6.750% due 10/21/07	441,525
1,150,000	B-	CCM Merger Inc., Notes, 8.000% due 8/1/13 (d)	1,165,812
		Ford Motor Credit Co.:
		Notes:
925,000	BB+	7.875% due 6/15/10	900,992
750,000	BB+	7.000% due 10/1/13	696,550
2,750,000	BB+	Senior Notes, 7.250% due 10/25/11	2,613,377
		General Motors Acceptance Corp.:
4,350,000	BB	Bonds, 8.000% due 11/1/31	3,807,777
		Notes:
100,000	BB	7.250% due 3/2/11	93,089
1,275,000	BB	6.875% due 8/28/12	1,142,581
2,950,000	BB	6.750% due 12/1/14	2,570,220
1,845,000	B-	Global Cash Access LLC/Global Cash Finance Corp., Senior Subordinated
		Notes, 8.750% due 3/15/12	1,992,600
1,515,000	B-	Sensus Metering Systems Inc., Senior Subordinated
		Notes, 8.625% due 12/15/13	1,401,375
		Total Diversified Financial Services	22,704,133
Electric — 6.1%
		AES Corp., Senior Notes:
3,855,000	B-	9.500% due 6/1/09	4,221,225
100,000	B-	7.750% due 3/1/14	106,500
525,000	BB+	Avista Corp., Senior Notes, 9.750% due 6/1/08	582,847
		Calpine Corp.:
4,710,000	B-	Second Priority Senior Secured Notes, 8.500% due 7/15/10 (d)	3,391,200
15,000	CCC	Senior Notes, 8.625% due 8/15/10	7,950
1,215,000	B-	Senior Secured Notes, 8.750% due 7/15/13 (d)	865,688

See Notes to Financial Statements.

12	High Income Opportunity Fund Inc. 2005 Annual Report

Schedule of Investments (September 30, 2005) (continued)
Face Amount	Rating‡	Security	Value

Electric — 6.1% (continued)
		Edison Mission Energy, Senior Notes:
$1,750,000	B+	10.000% due 8/15/08	$1,946,875
800,000	B+	7.730% due 6/15/09	848,000
3,000,000	B+	9.875% due 4/15/11	3,570,000
1,225,000	NR	Mirant Americas Generation LLC, Senior Notes, 9.125% due 5/1/31 (b)	1,586,375
3,329,000	B	NRG Energy Inc., Second Priority Senior Secured Notes, 8.000% due 12/15/13	3,562,030
2,350,000	B	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	2,843,500
		Reliant Energy Inc., Secured Notes:
2,925,000	B+	9.250% due 7/15/10	3,188,250
2,725,000	B+	9.500% due 7/15/13	3,024,750
2,375,000	B	Texas Genco LLC/Texas Genco Financing Corp., Senior Notes, 6.875% due
		12/15/14 (d)	2,428,437
		Total Electric	32,173,627
Electronics — 0.6%
1,125,000	CCC-	Muzak LLC/Muzak Finance Corp., Senior Notes, 10.000% due 2/15/09	945,000
2,060,000	BBB-	Thomas & Betts Corp., Medium-Term Notes, 6.625% due 5/7/08	2,131,027
		Total Electronics	3,076,027
Entertainment — 1.8%
846,000	CCC+	AMC Entertainment Inc., Senior Subordinated Notes, 9.500% due 2/1/11	807,930
3,725,000	B-	Cinemark Inc., Senior Discount Notes, step bond to yield 9.393% due 3/15/14	2,626,125
2,625,000	B-	Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14	2,634,844
250,000	CCC+	Loews Cineplex Entertainment Corp., 9.000% due 8/1/14	244,375
1,400,000	B+	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	1,435,000
125,000	B+	Scientific Games Corp., Series A, 6.250% due 12/15/12	125,000
		Six Flags Inc., Senior Notes:
900,000	CCC	9.750% due 4/15/13	891,000
675,000	CCC	9.625% due 6/1/14	668,250
		Total Entertainment	9,432,524
Environmental Control — 1.4%
2,075,000	B	Aleris International Inc., Senior Secured Notes, 10.375% due 10/15/10	2,298,062
		Allied Waste North America Inc.:
		Senior Notes:
25,000	BB-	7.250% due 3/15/15 (d)	24,750
		Series B:
2,580,000	BB-	8.500% due 12/1/08	2,702,550
2,000,000	B+	7.375% due 4/15/14	1,890,000
317,000	BB-	Senior Secured Notes, Series B, 9.250% due 9/1/12	344,738
		Total Environmental Control	7,260,100

See Notes to Financial Statements.

High Income Opportunity Fund Inc. 2005 Annual Report	13

Schedule of Investments (September 30, 2005) (continued)
Face Amount	Rating‡	Security	Value

Food — 2.0%
$425,000	BB	Ahold Finance USA Inc., Notes, 8.250% due 7/15/10	$465,375
		Ahold Lease USA Inc.:
1,327,823	BB+	Pass-Through Certificates, Series 2001 A-1, 7.820% due 1/2/20	1,441,518
675,000	BB+	Pass-Through Certificates, Series 2001 A-2, 8.620% due 1/2/25	756,422
995,000	BB-	Dean Foods Co., Senior Notes, 6.900% due 10/15/17	1,029,825
1,125,000	B	Del Monte Corp., Senior Subordinated Notes, 8.625% due 12/15/12	1,215,000
		Doane Pet Care Co.:
2,575,000	CCC+	Senior Notes, 10.750% due 3/1/10	2,819,625
175,000	CCC+	Senior Subordinated Notes, 9.750% due 5/15/07	175,000
2,675,000	B-	Pinnacle Foods Holding Corp., Senior Subordinated Notes, 8.250% due 12/1/13	2,541,250
		Total Food	10,444,015
Forest Products & Paper — 3.3%
2,250,000	BB-	Abitibi-Consolidated Inc., Debentures, 8.850% due 8/1/30	2,036,250
2,525,000	B+	Appleton Papers Inc., Senior Subordinated Notes, Series B, 9.750% due 6/15/14	2,436,625
1,550,000	B-	Blue Ridge Paper Products Inc., Secured Notes, 9.500% due 12/15/08	1,457,000
2,300,000	BB	Bowater Inc., Debentures, 9.500% due 10/15/12	2,484,000
		Buckeye Technologies Inc., Senior Subordinated Notes:
569,000	B	9.250% due 9/15/08	571,845
2,930,000	B	8.000% due 10/15/10	2,798,150
1,230,000	BB+	Domtar Inc., Notes, 7.125% due 8/15/15	1,133,903
2,500,000	B-	Newark Group Inc., Senior Subordinated Notes, 9.750% due 3/15/14	2,237,500
2,500,000	BB-	Norske Skog Canada Ltd., Senior Notes, Series D, 8.625% due 6/15/11	2,525,000
		Total Forest Products & Paper	17,680,273
Health Care Services — 3.0%
2,450,000	B-	AmeriPath Inc., Senior Subordinated Notes,10.500% due 4/1/13	2,560,250
1,350,000	B	Community Health Systems Inc., Senior Subordinated Notes, 6.500% due 12/15/12	1,360,125
1,200,000	B	DaVita Inc., Senior Notes, 6.625% due 3/15/13	1,221,000
		Extendicare Health Services Inc.:
775,000	B	Senior Notes, 9.500% due 7/1/10	829,250
1,000,000	B-	Senior Subordinated Notes, 6.875% due 5/1/14	990,000
1,150,000	BB+	HCA Inc., Senior Notes, 6.375% due 1/15/15	1,143,504
2,675,000	B-	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750%
		due 6/15/14	2,788,687
1,375,000	CCC+	InSight Health Services Corp., Senior Subordinated Notes, Series B, 9.875% due
		11/1/11	1,117,188
		Tenet Healthcare Corp., Senior Notes:
4,250,000	B	7.375% due 2/1/13	4,048,125
75,000	B	9.875% due 7/1/14	78,750
		Total Health Care Services	16,136,879

See Notes to Financial Statements.

14	High Income Opportunity Fund Inc. 2005 Annual Report

Schedule of Investments (September 30,2005) (continued)
Face Amount	Rating‡	Security	Value

Holding Companies-Diversified — 0.2%
$1,225,000	B-	Nell AF SARL, Senior Notes, 8.375% due 8/15/15 (d)	$1,203,563
Home Builders — 1.2%
		D.R. Horton Inc.:
1,140,000	BB+	Senior Notes, 8.000% due 2/1/09	1,228,207
910,000	BB-	Senior Subordinated Notes, 9.375% due 3/15/11	969,019
1,350,000	BB-	KB HOME, Senior Subordinated Notes, 9.500% due 2/15/11	1,435,628
1,715,000	BB-	Schuler Homes Inc., Senior Subordinated Notes, 10.500% due 7/15/11	1,860,775
875,000	B+	Standard Pacific Corp., Senior Subordinated Notes, 9.250% due 4/15/12	940,625
		Total Home Builders	6,434,254
Home Furnishings — 0.4%
2,225,000	B-	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	2,247,250
Household Durables — 0.3%
1,900,000	CC	Home Interiors & Gifts Inc., Senior Subordinated Notes, 10.125% due 6/1/08	1,377,500
Household Products/Wares — 0.4%
2,150,000	B	Playtex Products Inc., Senior Secured Notes, 8.000% due 3/1/11	2,262,875
Insurance — 0.3%
1,680,000	BB	Markel Capital Trust I, Capital Securities, Series B, 8.710% due 1/1/46	1,791,691
Leisure Time — 0.5%
800,000	B-	Equinox Holdings Inc., Senior Notes, 9.000% due 12/15/09	825,000
1,750,000	CCC-	Icon Health & Fitness Inc., Senior Subordinated Notes, 11.250% due 4/1/12	1,400,000
225,000	B-	Riddell Bell Holdings Inc., Senior Subordinated Notes, 8.375% due 10/1/12	222,750
		Total Leisure Time	2,447,750
Machinery — 0.1%
573,000	B-	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.375% due 11/1/14 (d)	597,353
Machinery-Construction & Mining — 0.2%
1,150,000	B	Terex Corp., Senior Subordinated Notes, Series B, 10.375% due 4/1/11	1,236,250
Machinery-Diversified — 0.2%
175,000	BB-	Case New Holland Inc., Senior Notes, 9.250% due 8/1/11	185,938
690,000	B+	NMHG Holding Co., Senior Notes, 10.000% due 5/15/09	741,750
		Total Machinery-Diversified	927,688
Media — 11.2%
175,000	B	Cadmus Communications Corp., Senior Subordinated Notes, 8.375% due 6/15/14	181,563
3,925,176	B-	CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12	4,185,219

See Notes to Financial Statements.

High Income Opportunity Fund Inc. 2005 Annual Report	15

Schedule of Investments (September 30, 2005) (continued)
Face Amount	Rating‡	Security	Value

Media — 11.2% (continued)
		Charter Communications Holdings I LLC, Senior Accreting Notes:
$1,960,000	CCC-	Step bond to yield 17.231% due 1/15/14 (d)	$1,626,800
3,880,000	CCC-	Step bond to yield 16.976% due 5/15/14 (d)	2,793,600
7,173,444	CCC-	Charter Communications Holdings I LLC, Senior Secured Notes,
		11.000% due 10/1/15 (d)	7,029,975
		CSC Holdings Inc.:
2,425,000	BB-	Senior Debentures, 7.625% due 7/15/18	2,279,500
1,025,000	BB-	Senior Notes, 7.875% due 12/15/07	1,058,312
		Senior Notes, Series B:
1,200,000	BB-	8.125% due 7/15/09	1,215,000
700,000	BB-	7.625% due 4/1/11	691,250
1,955,000	B+	Senior Subordinated Debentures, 10.500% due 5/15/16	2,113,844
683,000	B	Dex Media East LLC/Dex Media East Finance Co., Senior Note,
		Series B, 12.125% due 11/15/12	802,525
		Dex Media Inc.:
3,000,000	B	Step bond to yield 8.372% due 11/15/13	2,377,500
1,250,000	B	Step bond to yield 9.161% due 11/15/13	990,625
1,416,000	B	Dex Media West LLC/Dex Media Finance Co.,
		Senior Subordinated Notes, Series B, 9.875% due 8/15/13	1,569,990
2,250,000	BB-	DirecTV Holdings/Finance, Senior Notes, 6.375% due 6/15/15 (d)	2,244,375
1,544,000	BB-	DirecTV Holdings LLC/DirecTV Financing Co., Senior Notes,
		8.375% due 3/15/13	1,692,610
		EchoStar DBS Corp., Senior Notes:
1,979,000	BB-	9.125% due 1/15/09	2,087,845
3,150,000	BB-	6.625% due 10/1/14	3,134,250
1,250,000	B-	Emmis Communications Corp., Senior Notes, Class A,
		9.745% due 6/15/12 (c)	1,265,625
2,575,000	BBB+	Historic TW Inc., Senior Notes, 6.625% due 5/15/29	2,701,649
2,300,000	B-	Houghton Mifflin Co., Senior Discount Notes, step bond to yield
		11.232% due 10/15/13	1,748,000
2,630,000	CCC+	Insight Communications Co. Inc., Senior Discount Notes,
		step bond to yield 13.766% due 2/15/11	2,695,750
100,000	B-	LIN Television Corp., Senior Subordinated Notes,
		6.500% due 5/15/13 (d)	95,250
3,075,000	B	Mediacom Broadband LLC, Senior Notes, 11.000% due 7/15/13	3,328,687
75,000	B	Mediacom LLC/Mediacom Capital Corp., Senior Notes,
		9.500% due 1/15/13	74,813
2,250,000	CCC+	Nexstar Finance Inc., Senior Subordinated Notes,
		7.000% due 1/15/14	2,036,250
375,000	CCC+	NextMedia Operating Inc., Senior Subordinated Notes,
		10.750% due 7/1/11	403,594
1,235,000	B	Radio One Inc., Senior Subordinated Notes, Series B,
		8.875% due 7/1/11	1,318,362

See Notes to Financial Statements.

16	High Income Opportunity Fund Inc. 2005 Annual Report

Schedule of Investments (September 30, 2005) (continued)
Face Amount	Rating‡	Security	Value

Media — 11.2% (continued)
$4,500,000	B+	Rogers Cablesystems Ltd., Senior Subordinated Debentures,
		11.000% due 12/1/15	$4,786,875
601,000	B+	Yell Finance BV, Senior Discount Notes, step bond to yield
		12.263% due 8/1/11	613,020
		Total Media	59,142,658
Metal Fabricate-Hardware — 0.9%
1,600,000	B-	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12	1,704,000
1,400,000	B-	Mueller Holdings Inc., Discount Notes, step bond to yield
		14.984% due 4/15/14	1,029,000
2,110,000	CCC+	Wolverine Tube Inc., Senior Notes, 10.500% due 4/1/09	2,009,775
		Total Metal Fabricate-Hardware	4,742,775
Mining — 0.3%
1,285,000	BBB	Phelps Dodge Corp., Senior Notes, 8.750% due 6/1/11	1,505,784
Miscellaneous Manufacturing — 1.0%
1,235,000	NR	Aqua-Chem Inc., Senior Subordinated Notes, 11.250% due 7/1/08 (e)	1,049,750
1,600,000	B-	Invensys PLC, Senior Notes, 9.875% due 3/15/11 (d)	1,598,000
4,150,000	B-	KI Holdings Inc., Senior Discount Notes, step bond to yield
		9.879% due 11/15/14	2,853,125
		Total Miscellaneous Manufacturing	5,500,875
Office Furnishings — 0.4%
2,000,000	B-	Interface Inc., Senior Notes, 10.375% due 2/1/10	2,170,000
Office/Business Equipment — 0.2%
1,000,000	BB	IKON Office Solutions Inc., Senior Notes, 7.750% due 9/15/15 (d)	987,500
Oil & Gas — 2.7%
		Chesapeake Energy Corp., Senior Notes:
3,625,000	BB	6.625% due 1/15/16	3,688,437
1,600,000	BB	6.250% due 1/15/18	1,576,000
1,121,000	B+	Magnum Hunter Resources Inc., Senior Notes, 9.600% due 3/15/12	1,221,890
897,000	Aa3(a)	Pennzoil-Quaker State Co., Senior Notes, 10.000% due 11/1/08	945,909
2,125,000	B+	Plains Exploration & Production Co., Senior Subordinated Notes,
		Series B, 8.750% due 7/1/12	2,305,625
520,000	B+	Pogo Producing Co., Senior Subordinated Notes, Series B,
		8.250% due 4/15/11	548,600
700,000	B	Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12	759,500
		Vintage Petroleum Inc.:
1,210,000	BB-	Senior Notes, 8.250% due 5/1/12	1,300,750
1,600,000	B	Senior Subordinated Notes, 7.875% due 5/15/11	1,680,000
		Total Oil & Gas	14,026,711
Oil & Gas Services — 0.5%
1,725,000	B	Hanover Compressor Co., Senior Notes, 9.000% due 6/1/14	1,925,531
865,000	BB-	SESI LLC, Senior Notes, 8.875% due 5/15/11	916,900
		Total Oil & Gas Services	2,842,431

See Notes to Financial Statements.

High Income Opportunity Fund Inc. 2005 Annual Report	17

Schedule of Investments (September 30, 2005) (continued)
Face Amount	Rating‡	Security	Value

Packaging & Containers — 4.6%
$2,275,000	NR	Anchor Glass Container Corp., Senior Secured Notes,
		11.000% due 2/15/13 (b)	$1,467,375
1,375,000	B-	Berry Plastics Corp., Senior Subordinated Notes,
		10.750% due 7/15/12	1,485,000
2,655,000	B-	Graphic Packaging International Corp., Senior Subordinated Notes,
		9.500% due 8/15/13	2,508,975
675,000	B	Jefferson Smurfit Corp., Senior Notes, 8.250% due 10/1/12	637,875
1,875,000	B-	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	1,893,750
		Owens-Brockway Glass Container Inc.:
1,575,000	B	6.750% due 12/1/14	1,527,750
3,420,000	BB-	Senior Secured Notes, 8.875% due 2/15/09	3,608,100
1,975,000	B+	Plastipak Holdings Inc., Senior Notes, 10.750% due 9/1/11	2,162,625
		Pliant Corp.:
1,100,000	CCC-	Senior Secured Second Lien Notes, 11.125% due 9/1/09	951,500
245,000	CCC-	Senior Subordinated Notes, 13.000% due 6/1/10	117,600
725,000	CCC-	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10	474,875
1,550,000	BBB	Sealed Air Corp., Notes, 6.950% due 5/15/09 (d)	1,645,861
4,875,000	B	Stone Container Finance Co. of Canada II, Senior Notes,
		7.375% due 7/15/14	4,363,125
		Tekni-Plex Inc.:
1,000,000	C	Senior Secured Notes, 8.750% due 11/15/13 (d)	860,000
1,385,000	C	Senior Subordinated Notes, Series B, 12.750% due 6/15/10	775,600
		Total Packaging & Containers	24,480,011
Pharmaceuticals — 0.2%
1,150,000	CCC+	Leiner Health Products Inc., Senior Subordinated Notes,
		11.000% due 6/1/12	989,000
Pipelines — 4.4%
		Dynegy Holdings Inc.:
4,500,000	CCC+	Debentures, 7.625% due 10/15/26	4,185,000
4,500,000	B-	Second Priority Senior Secured Notes, 10.099% due 7/15/08 (c)(d)	4,781,250
		El Paso Corp., Medium-Term Notes:
750,000	B-	7.800% due 8/1/31	755,625
6,275,000	B-	7.750% due 1/15/32	6,353,437
		Williams Cos. Inc.:
		Notes:
2,950,000	B+	7.875% due 9/1/21	3,259,750
1,550,000	B+	8.750% due 3/15/32	1,836,750
1,825,000	B+	Senior Notes, 7.625% due 7/15/19	1,984,688
		Total Pipelines	23,156,500

See Notes to Financial Statements.

18	High Income Opportunity Fund Inc. 2005 Annual Report

Schedule of Investments (September 30, 2005) (continued)
Face Amount	Rating‡	Security	Value

Real Estate Investment Trust — 1.3%
		Host Marriott LP, Senior Notes:
$2,920,000	B+	Series I, 9.500% due 1/15/07	$3,069,650
1,300,000	B+	Series O, 6.375% due 3/15/15	1,267,500
2,550,000	CCC+	MeriStar Hospitality Operating Partnership LP/MeriStar
		Hospitality Finance Corp., Senior Notes, 10.500% due 6/15/09	2,715,750
		Total Real Estate Investment Trust	7,052,900
Resorts/Casinos — 4.5%
2,170,000	B+	Ameristar Casinos Inc., Senior Subordinated Notes,
		10.750% due 2/15/09	2,330,038
		Caesars Entertainment Inc., Senior Subordinated Notes:
1,300,000	BB+	9.375% due 2/15/07	1,374,750
1,325,000	BB+	8.875% due 9/15/08	1,452,531
2,545,000	BB+	8.125% due 5/15/11	2,847,219
		Hilton Hotels Corp.:
275,000	BBB-	Notes, 7.625% due 12/1/12	309,960
1,360,000	BBB-	Senior Notes, 7.950% due 4/15/07	1,420,824
2,100,000	B	Kerzner International Ltd., Senior Subordinated Notes,
		6.750% due 10/1/15 (d)	2,044,875
2,150,000	B	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	2,085,500
		MGM MIRAGE Inc.:
2,100,000	BB	Senior Notes, 6.750% due 9/1/12	2,144,625
700,000	B+	Senior Subordinated Debentures, 7.625% due 7/15/13	731,500
		Senior Subordinated Notes:
875,000	B+	9.750% due 6/1/07	936,250
2,050,000	B+	8.375% due 2/1/11	2,214,000
1,725,000	B+	Series B, 10.250% due 8/1/07	1,863,000
1,250,000	BB+	Starwood Hotels & Resorts Worldwide Inc., Senior Notes,
		7.875% due 5/1/12	1,368,750
800,000	B+	Station Casinos Inc., Senior Subordinated Notes, 6.875% due 3/1/16	815,000
		Total Resorts/Casinos	23,938,822
Retail — 4.3%
1,775,000	CCC	Buffets Inc., Senior Subordinated Notes, 11.250% due 7/15/10	1,792,750
1,450,000	B-	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13 (d)	1,479,000
1,150,000	B-	Friendly Ice Cream Corp., Senior Notes, 8.375% due 6/15/12	1,092,500
1,800,000	BBB-	Gap Inc., Notes, 9.550% due 12/15/08	2,026,912
1,950,000	B	Hines Nurseries Inc., Senior Subordinated Notes,
		10.250% due 10/1/11	1,989,000
		J.C. Penney Co. Inc., Notes:
2,325,000	BB+	8.000% due 3/1/10	2,551,688
2,177,000	BB+	9.000% due 8/1/12	2,574,302
2,550,000	B-	Jean Coutu Group Inc., Senior Subordinated Notes,
		8.500% due 8/1/14	2,550,000
925,000	B-	Neiman Marcus Group Inc., Senior Subordinated Notes, Series A,
		10.375% due 10/15/15 (d)	925,000

See Notes to Financial Statements.

High Income Opportunity Fund Inc. 2005 Annual Report	19

Schedule of Investments (September 30, 2005) (continued)
Face Amount	Rating‡	Security	Value

Retail — 4.3% (continued)
		Rite Aid Corp., Notes:
$1,845,000	B-	7.125% due 1/15/07	$1,865,756
675,000	B-	6.125% due 12/15/08 (d)	644,625
1,219,000	B+	Saks Inc., Notes, 9.875% due 10/1/11	1,353,090
825,000	B-	Toys “R” Us Inc., Senior Notes, 7.375% due 10/15/18	664,125
1,000,000	B	VICORP Restaurants Inc., Senior Notes, 10.500% due 4/15/11	980,000
		Total Retail	22,488,748
Savings & Loans — 1.1%
5,500,000	CCC-	Ocwen Capital Trust I, Capital Securities, 10.875% due 8/1/27	5,775,000
Semiconductors — 0.5%
		Amkor Technology Inc.:
900,000	B-	Senior Notes, 9.250% due 2/15/08	848,250
2,205,000	CCC	Senior Subordinated Notes, 10.500% due 5/1/09	1,885,275
		Total Semiconductors	2,733,525
Telecommunications — 11.3%
		AirGate PCS Inc.:
525,000	B-	7.349% due 10/15/11 (c)	543,375
1,157,300	CCC	Senior Secured Subordinated Notes, 9.375% due 9/1/09	1,220,952
985,000	BB-	American Tower Escrow Corp., Discount Notes,
		zero coupon bond to yield 14.330% due 8/1/08	763,375
		AT&T Corp., Senior Notes:
2,250,000	BB+	7.300% due 11/15/11	2,545,313
1,600,000	BB+	9.750% due 11/15/31	2,034,000
1,555,000	NR	GT Group Telecom Inc., Senior Discount Notes, step bond to yield
		15.233% due 2/1/10 (b)(e)(f)	0
650,000	B	Insight Midwest LP/Insight Capital Inc., Senior Notes,
		10.500% due 11/1/10	685,750
950,000	B+	Intelsat Bermuda Ltd., Senior Notes, 8.695% due 1/15/12 (c)(d)	971,375
2,425,000	B	Intelsat Ltd., Senior Discount Notes, step bond to yield 9.064% due 2/1/15 (d)	1,612,625
2,550,000	CCC+	IWO Holdings Inc., Secured Notes, 7.349% due 1/15/12 (c)	2,664,750
6,775,000	B	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	5,962,000
225,000	B+	MCI Inc., Senior Notes, 8.735% due 5/1/14	251,438
		New Cingular Wireless Services Inc.:
3,825,000	A	Notes, 8.125% due 5/1/12	4,491,330
		Senior Notes:
4,425,000	A	7.875% due 3/1/11	5,043,473
100,000	A	8.750% due 3/1/31	135,387
3,375,000	A-	Nextel Communications Inc., Senior Serial Redeemable Notes,
		Series D, 7.375% due 8/1/15	3,616,167
998,000	BB-	Nextel Partners Inc., Senior Notes, 12.500% due 11/15/09	1,070,355
1,950,000	B-	Nortel Networks Corp., Notes, 6.875% due 9/1/23	1,823,250
475,000	B-	Nortel Networks Ltd., Notes, 6.125% due 2/15/06	477,375
895,000	B-	Northern Telecom Capital Corp., 7.875% due 6/15/26	881,575

See Notes to Financial Statements.

20	High Income Opportunity Fund Inc. 2005 Annual Report

Schedule of Investments (September 30, 2005) (continued)
Face Amount	Rating‡	Security	Value

Telecommunications — 11.3% (continued)
$400,000	B-	NTL Cable PLC, Senior Notes, 8.750% due 4/15/14	$415,000
720,000	B+	PanAmSat Corp., Senior Notes, 9.000% due 8/15/14	763,200
4,025,000	BB-	Qwest Corp., Notes, 8.875% due 3/15/12	4,417,437
		Qwest Services Corp., Senior Secured Notes:
3,990,000	B	13.500% due 12/15/10	4,588,500
1,583,000	B	14.000% due 12/15/14	1,927,303
		Sprint Capital Corp.:
5,550,000	A-	8.750% due 3/15/32	7,464,889
3,250,000	A-	Senior Notes, 6.875% due 11/15/28	3,601,045
		Total Telecommunications	59,971,239
Textiles — 0.3%
3,350,000	B-	Simmons Co., Senior Discount Notes, step bond to yield 10.002% due 12/15/14 (d)	1,792,250
Transportation — 0.3%
1,450,000	B+	General Maritime Corp., Senior Notes, 10.000% due 3/15/13	1,602,250
		TOTAL CORPORATE BONDS & NOTES
		(Cost — $454,207,182)	475,375,949
ASSET-BACKED SECURITY — 0.0%
Diversified Financial Services — 0.0%
9,956,016	D	Airplanes Pass-Through Trust, Series D, 10.875% due 3/15/12 (b)(e)(f)
		(Cost — $10,797,310)	0
LOAN PARTICIPATION — 1.1%
United States — 1.1%
5,500,000	NR	UPC Broadband Inc. Term Loan, Tranche H2, (Bank of America)
		6.004% due 3/15/12 (Cost — $5,500,000)	5,567,031
Shares

COMMON STOCKS — 1.1%
CONSUMER STAPLES — 0.0%
Food Products — 0.0%
73,499	Aurora Foods Inc. (e)(f)*	0
FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
9,777	Outsourcing Solutions Inc. (f)*	41,553
INDUSTRIALS — 0.0%
Aerospace & Defense — 0.0%
3,259	Northrop Grumman Corp.	177,127
INFORMATION TECHNOLOGY — 0.1%
Communications Equipment — 0.1%
12,427	Motorola Inc.	274,512

See Notes to Financial Statements.

High Income Opportunity Fund Inc. 2005 Annual Report	21

Schedule of Investments (September 30, 2005) (continued)
Shares	Security	Value

Semiconductors & Semiconductor Equipment — 0.0%
1,372	Freescale Semiconductor Inc., Class B Shares *	$32,352
	TOTAL INFORMATION TECHNOLOGY	306,864
TELECOMMUNICATION SERVICES — 1.0%
Diversified Telecommunication Services — 0.4%
3,736	McLeodUSA Inc., Class A Shares *	105
87,708	Telewest Global Inc. *	2,012,898
20,125	Weblink Wireless Inc. (e)(f)	201
		2,013,204
Wireless Telecommunication Services — 0.6%
137,186	Alamosa Holdings Inc. *	2,347,253
37,218	Crown Castle International Corp. *	916,679
		3,263,932
	TOTAL TELECOMMUNICATION SERVICES	5,277,136
	TOTAL COMMON STOCKS
	(Cost — $8,867,429)	5,802,680
CONVERTIBLE PREFERRED STOCKS — 1.3%
TELECOMMUNICATION SERVICES — 1.3%
Wireless Telecommunication Services — 1.3%
4,660	Alamosa Holdings Inc., Cummulative Convertible, Series B, 7.500% due 7/31/13	5,944,413
19,800	Crown Castle International Corp., 6.250% due 8/15/12	1,029,600
	TOTAL CONVERTIBLE PREFERRED STOCKS
	(Cost — $2,063,871)	6,974,013
Warrants
WARRANTS — 0.1%
985	American Tower Corp., expires 8/1/08 (d)*	346,895
1,705	Cybernet Internet Services International Inc., expires 7/1/09 (e)(f)*	0
1,555	GT Group Telecom Inc., Class B Shares, expires 2/1/10 (d)(e)(f)*	0
1,155	Horizon PCS Inc., expires 10/1/10 (d)(e)(f)*	0
1,185	IWO Holdings Inc., expires 1/15/11 (d)(e)(f)*	0
1,000	Jazztel PLC, expires 7/15/10 (f)*	0
1,765	Merrill Corp., Class B Shares, expires 5/1/09 (d)(e)(f)*	0
1,075	Mueller Holdings Inc., expires 4/15/14 (d)*	387,269
245	Pliant Corp., expires 6/1/10 (d)(e)(f)*	2
6,975	RSL Communications Ltd., expires 11/15/06 (e)(f)*	0
3,510	Viasystems Group Inc., expires 1/31/10 (e)(f)*	0
	TOTAL WARRANTS
	(Cost — $769,720)	734,166
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
	(Cost — $482,205,512)	494,453,839

See Notes to Financial Statements.

22	High Income Opportunity Fund Inc. 2005 Annual Report

Schedule of Investments (September 30, 2005) (continued)
Face Amount	Security	Value

SHORT-TERM INVESTMENT — 5.5%
Repurchase Agreement — 5.5%
$29,035,000	Interest in $510,942,000 joint tri-party repurchase agreement dated 9/30/05
	with Goldman, Sachs & Co., 3.850% due 10/3/05, Proceeds at maturity —
	$29,044,315; (Fully collateralized by various U.S. Treasury obligations,
	2.000% to 4.250% due 1/15/07 to 4/15/32; Market value — $29,615,716)
	(Cost — $29,035,000)	$29,035,000
	TOTAL INVESTMENTS — 99.0% (Cost — $511,240,512#)	523,488,839
	Other Assets in Excess of Liabilities — 1.0%	5,306,069
	TOTAL NET ASSETS — 100.0%	$528,794,908
‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted. All ratings are unaudited.
*	Non-income producing security.
(a)	Rating by Moody’s Investors Service. All ratings are unaudited.
(b)	Security is currently in default.
(c)	Variable rate security. Coupon rates disclosed are those which are in effect at September 30, 2005.
(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(e)	Illiquid security.
(f)	Security is fair valued at September 30, 2005 in accordance with the policies adopted by the Board of Directors (See Note 1).
#	Aggregate cost for federal income tax purposes is $512,490,542.
See page 24 for definitions of ratings.

See Notes to Financial Statements.

High Income Opportunity Fund Inc. 2005 Annual Report	23

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or a minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Ccc”, where 1 is the highest and 3 the lowest rating within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered to be medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	—	Bonds rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch Ratings.

24	High Income Opportunity Fund Inc. 2005 Annual Report

Statement of Assets and Liabilities (September 30, 2005)
ASSETS:
Investments, at value (Cost — $511,240,512)	$523,488,839
Cash	198,095
Interest and dividends receivable	9,660,757
Other receivables	177,688
Prepaid expenses	33,217
Total Assets	533,558,596
LIABILITIES:
Distributions payable	3,104,941
Payable for securities purchased	925,000
Management fee payable	506,169
Deferred compensation payable	18,503
Directors’ fees payable	854
Accrued expenses	208,221
Total Liabilities	4,763,688
Total Net Assets	$528,794,908
NET ASSETS:
Par value ($0.001 par value; 73,927,179 shares issued and outstanding;
500,000,000 shares authorized)	$73,927
Paid-in capital in excess of par value	840,585,911
Overdistributed net investment income	(1,493,047)
Accumulated net realized loss on investments and foreign currency transactions	(322,620,210)
Net unrealized appreciation on investments	12,248,327
Total Net Assets	$528,794,908
Shares Outstanding	73,927,179
Net Asset Value	$7.15

See Notes to Financial Statements.

High Income Opportunity Fund Inc. 2005 Annual Report	25

Statement of Operations (For the year ended September 30, 2005)
INVESTMENT INCOME:
Interest	$44,634,162
Dividends	161,785
Total Investment Income	44,795,947
EXPENSES:
Management fee (Note 2)	6,193,335
Shareholder reports	253,086
Registration fees	71,436
Custody fees	67,612
Legal fees	53,576
Audit and tax	34,000
Transfer agent fees	30,000
Insurance	10,902
Directors’ fees	6,739
Miscellaneous expenses	8,025
Total Expenses	6,728,711
Net Investment Income	38,067,236
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investments	5,094,333
Foreign currency transactions	(83,438)
Net Realized Gain	5,010,895
Change in Net Unrealized Appreciation/Depreciation	(12,301,915)
Increase From Payment by Affiliate (Note 2)	227,500
Net Loss on Investments and Foreign Currency Transactions	(7,063,520)
Increase in Net Assets From Operations	$31,003,716

See Notes to Financial Statements.

26	High Income Opportunity Fund Inc. 2005 Annual Report

Statements of Changes in Net Assets (For the years ended September 30,)
	2005	2004
OPERATIONS:
Net investment income	$38,067,236	$41,363,207
Net realized gain	5,010,895	10,823,770
Change in net unrealized appreciation/depreciation	(12,301,915)	7,010,564
Increase from payment by affiliate	227,500	—
Increase in Net Assets From Operations	31,003,716	59,197,541
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(40,364,240)	(42,390,691)
Return of capital	—	(1,961,500)
Decrease in Net Assets From Distributions to Shareholders	(40,364,240)	(44,352,191)
FUND SHARE TRANSACTIONS (NOTE 4):
Reinvestment of distributions	—	586,748
Increase in Net Assets From Fund Share Transactions	—	586,748
Increase (Decrease) in Net Assets	(9,360,524)	15,432,098
NET ASSETS:
Beginning of year	538,155,432	522,723,334
End of year*	$528,794,908	$538,155,432
*Includes overdistributed net investment income of:	$ (1,493,047)	$ (839,652)

See Notes to Financial Statements.

High Income Opportunity Fund Inc. 2005 Annual Report	27

Financial Highlights

For a share of capital stock outstanding throughout each year ended September 30:

	2005(1)		2004(1)	2003(1)	2002		2001
Net Asset Value, Beginning of Year	$7.28		$7.08	$6.10	$7.15		$9.42
Income (Loss) From Operations:
Net investment income	0.52		0.56	0.63	0.66	(2)	0.94
Net realized and unrealized gain (loss)	(0.10)		0.24	1.03	(0.96	)(2)	(2.20)
Total Income (Loss) From Operations	0.42		0.80	1.66	(0.30)		(1.26)
Less Distributions From:
Net investment income	(0.55)		(0.57)	(0.61)	(0.67)		(1.01)
Return of capital	—		(0.03)	(0.07)	(0.08)		—
Total Distributions	(0.55)		(0.60)	(0.68)	(0.75)		(1.01)
Net Asset Value, End of Year	$7.15		$7.28	$7.08	$6.10		$7.15
Market Price, End of Year	$6.29		$6.83	$7.09	$6.00		$7.29
Total Return, Based on Net Asset Value Per Share(3)	6.69	%(4)	12.05%	28.67%	(4.85)%		(14.25)%
Total Return, Based on Market Price Per Share(3)	0.04%		4.97%	31.00%	(8.20)%		(7.85)%
Net Assets, End of Year (millions)	$529		$538	$523	$442		$507
Ratios to Average Net Assets:
Expenses	1.25%		1.26%	1.28%	1.23%		1.26%
Net investment income	7.07		7.73	9.46	10.04	(2)	11.22
Portfolio Turnover Rate	22%		31%	37%	77%		83%
(1)	Per share amounts have been calculated using the average shares method.
(2)

Effective October 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended September 30, 2002, the net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets would have been $0.68, $(0.98) and 10.13%, respectively. Per share information, ratios and supplemental data for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(3)	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
(4)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

See Notes to Financial Statements.

28	High Income Opportunity Fund Inc. 2005 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies

High Income Opportunity Fund Inc. (“Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (“1940 Act”), as amended.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce

High Income Opportunity Fund Inc. 2005 Annual Report	29

Notes to Financial Statements (continued)

compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund will assume the credit risk of both the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(e) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Credit and Market Risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(g) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

30	High Income Opportunity Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$1,643,609	$(1,643,609)

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, income from mortgage backed securities treated as capital gains for tax purposes and book/tax differences in the treatment of consent fees.

2. Management Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager of the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 1.15% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Effective October 1, 2005, the management fee will be reduced to an annual rate of 0.80% of the Fund’s average daily net assets. This fee will be calculated daily and paid monthly.

The Fund has adopted an unfunded, non-qualified compensation plan (the “Plan”) which allows non-interested directors (“Director”) to defer the receipt of all or a portion of the directors’ fees earned until a later date specified by the Director. The deferred fees earn a return based on notional investments selected by the Director. The balance of the deferred fees payable may change depending upon the investment performance. Any gains earned or losses incurred in the deferred balances are reported in the statement of operations under Directors’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets.

As of September 30, 2005, the Fund has accrued $18,503 as deferred compensation payable.

During the year ended September 30, 2005, SBFM reimbursed the Fund in the amount of $227,500 for losses incurred resulting from an investment transaction error.

All officers and one Director of the Fund are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

High Income Opportunity Fund Inc. 2005 Annual Report	31

Notes to Financial Statements (continued)

3. Investments

During the year ended September 30, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$109,460,221
Sales	120,557,069

At September 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$42,377,375
Gross unrealized depreciation	(31,379,078)
Net unrealized appreciation	$10,998,297

4. Capital Shares

Capital stock transactions were as follows:

	Year Ended September 30, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Shares issued on reinvestment	—	—	82,419	$586,748

5. Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date	Payable Date
10/25/2005	10/28/2005	$0.0420

The tax character of distributions paid during the fiscal years ended September 30 were as follows:

	2005	2004
Distributions paid from:
Ordinary Income	$40,364,240	$42,390,691
Total Taxable Distributions	$40,364,240	$42,390,691
Tax Return of Capital	—	1,961,500
Total Distributions Paid	$40,364,240	$44,352,191

As of September 30, 2005, the components of accumulated earnings on a tax basis were as follows:

32	High Income Opportunity Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total undistributed earnings	—
Capital loss carryforward(*)	$(321,370,180)
Other book/tax temporary differences(a)	(1,493,048)
Unrealized appreciation(b)	10,998,297
Total accumulated earnings/(losses)	$(311,864,931)
(*)

During the taxable year ended September 30, 2005, the Fund utilized $4,844,593 of its capital loss carryover available from prior years. As of September 30, 2005, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount

9/30/2007	$ (6,230,750)
9/30/2008	(39,805,822)
9/30/2009	(69,256,717)
9/30/2010	(141,417,884)
9/30/2011	(62,116,725)
9/30/2012	(2,542,282)
$(321,370,180)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the deferral of post-October currency losses for tax purposes and differences in the book/tax treatment of various items.
(b)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax amortization methods for discount and premiums on fixed income securities and book/tax differences in the treatment of consent fees.

6. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by

High Income Opportunity Fund Inc. 2005 Annual Report	33

Notes to Financial Statements (continued)

virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared by Citigroup and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

The Fund did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

7. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 6. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

34	High Income Opportunity Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, CAM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

*   *   *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including SBFM and SBAM (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, CAM believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future. As of the date of this report, CAM and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

8. Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

High Income Opportunity Fund Inc. 2005 Annual Report	35

Notes to Financial Statements (continued)

As part of this transaction, SBFM (the “Adviser”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Adviser is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the fund’s investment advisory contract with the adviser. Therefore, the Trust’s Board of Trustees has approved a new investment advisory contract between the Fund and the Adviser to become effective upon the closing of the sale to Legg Mason. The new investment advisory contract has been presented to the shareholders of the fund for their approval.

*   *   *

The Fund has received information from Citigroup Asset Management (“CAM”) concerning Smith Barney Fund Management LLC (“SBFM”), an investment advisory company that is part of CAM. The information received from CAM is as follows:

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment advisory services relating to the Fund.

The Commission staff’s recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

9. Special Shareholder Notice (unaudited)

Since the inception of this Fund, shareholders have been receiving printed reports on a quarterly basis. Because there are a number of sources that provide important information about the Fund on a timely basis, and because of the expense to the Fund of printing and mailing shareholder reports quarterly, in the future shareholders will only receive full shareholder reports semi-annually, after the end of the first six months of the Fund’s fiscal year and then after the end of the fiscal year. These reports will continue to provide a complete portfolio of holdings as of the end of each period and letters from the fund’s portfolio managers about the Fund’s performance during the period as well as detailed financial information.

There are a number of sources from which you can obtain current information about the Fund. The Citigroup Asset Management website, www.citigroupam.com, includes

36	High Income Opportunity Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

detailed information about the Fund that is updated daily and provides a link to the Fund’s shareholder reports and press releases. The Fund issues a press release each quarter that summarizes its portfolio allocation and other portfolio characteristics that is accessible on the website. The Fund files complete portfolios of holdings as of the end of the first and third quarter of its fiscal year with the SEC on Form N-Q; these reports can be found on the SEC’s website, www.sec.gov. If you have questions about the Fund please call our investor relations number, 1-800-735-6507.

High Income Opportunity Fund Inc. 2005 Annual Report	37

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

High Income Opportunity Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High Income Opportunity Fund Inc. as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of High Income Opportunity Fund Inc. as of September 30, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York November 18, 2005

38	High Income Opportunity Fund Inc. 2005 Annual Report

Financial Data (unaudited)

For a share of capital stock outstanding throughout each period:

	NYSE Closing Price	Net Asset Value*	Distribution Paid	Dividend Reinvestment Price

Fiscal Year 2003
October 22	$5.69	$5.86	$0.0570	$5.83
November 25	6.36	6.26	0.0570	6.26
December 23	6.17	6.28	0.0570	6.28
January 28	6.70	6.40	0.0570	6.40
February 25	6.88	6.40	0.0570	6.54
March 25	6.91	6.51	0.0570	6.57
April 22	6.92	6.73	0.0570	6.73
May 27	7.13	6.88	0.0570	6.88
June 24	7.25	7.07	0.0570	7.07
July 22	6.93	7.05	0.0570	7.04
August 26	7.04	6.90	0.0570	6.90
September 23	7.00	7.05	0.0570	7.05
Fiscal Year 2004
October 28	7.09	7.12	0.0500	7.12
November 24	7.04	7.17	0.0500	7.13
December 22	7.12	7.30	0.0500	7.17
January 27	7.27	7.45	0.0500	7.36
February 24	7.20	7.30	0.0500	7.26
March 23	7.04	7.28	0.0500	7.10
April 27	6.43	7.27	0.0500	6.59
May 25	6.56	7.07	0.0500	6.67
June 22	6.50	7.12	0.0500	6.58
July 27	6.73	7.15	0.0500	6.84
August 24	6.82	7.21	0.0500	6.92
September 21	6.84	7.28	0.0500	6.90
Fiscal Year 2005
October 26	6.91	7.32	0.0500	6.96
November 22	6.76	7.40	0.0500	6.84
December 28	6.68	7.42	0.0500	6.73
January 25	6.55	7.35	0.0450	6.63
February 22	6.54	7.40	0.0450	6.66
March 21	6.30	7.26	0.0450	6.31
April 26	6.22	7.10	0.0450	6.27
May 24	6.32	7.00	0.0450	6.39
June 21	6.46	7.15	0.0450	6.49
July 26	6.59	7.24	0.0420	6.64
August 23	6.55	7.27	0.0420	6.58
September 27	6.37	7.16	0.0420	6.40

* As of record date.

High Income Opportunity Fund Inc. 2005 Annual Report	39

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of High Income Opportunity Fund Inc. (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager, as well as the advisory arrangement for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. Some funds overseen by the Board have an investment advisory agreement and an administration agreement and some funds have an investment management agreement that encompasses both functions. The discussion below covers both advisory and administrative functions being rendered by the Manager whether a fund has a single agreement in place or both an advisory and administration agreement. The terms “Management Agreement”, “Contractual Management Fee” and “Actual Management Fee” are used in a similar manner to refer to both advisory and administration agreements and their related fees whether a fund has a single agreement or separate agreements in place.

Board Approval of Management Agreement

In approving the Management Agreement, the Fund’s Board, including the Independent Board Members, considered the following factors:

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

40	High Income Opportunity Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, composed of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

At the Board’s request following the conclusion of the 2004 contract continuance discussions, the Manager prepared and provided to the Board in connection with the 2005 discussions an analysis of complex-wide management fees, which, among other things, set out a proposed framework of fees based on asset classes. The Board engaged the services of independent consultants to assist it in evaluating the Fund’s fees generally and within the context of the framework.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all non-leveraged closed-end funds classified as “high current yield funds” by Lipper, showed that the Fund’s performance for all periods presented was below the median. The Board noted that the performance universe for periods in excess of the one-year period consisted of only four non-leveraged funds and as a result they gave little weight to the comparative information. The Board noted that in July 2002 there had been a change in the portfolio management team. Based on their review, the Board continues to retain confidence in the Manager to seek to achieve the Fund’s investment objective and carry out its investment strategies.

High Income Opportunity Fund Inc. 2005 Annual Report	41

Board Approval of Management Agreement (unaudited) (continued)

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 7 non-leveraged and leveraged closed-end funds (including the Fund) classified as “high current yield funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were higher than the range of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s actual total expense ratio was also higher than the median. After discussion with the Board, the Manager offered to and will reduce the Contractual Management Fee of the Fund, effective October 1, 2005.

Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

42	High Income Opportunity Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow beyond current levels. However, because of the nature of the Manager’s business, the Board could not reach definitive conclusions as to whether the Manager might realize economies of scale or how great they may be.

The Board noted that the Fund’s asset level exceeded the breakpoints (or would exceed any proposed breakpoints) and, as a result, the Fund and its shareholders realized or would realize the benefit of a lower total expense ratio than if no breakpoints had been in place. The Board also noted that as the Fund’s assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets.

The Board noted that Management Fee effective on October 1, 2005 will be 0.80%.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of its relationship with the Fund, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board discussed the proposed continuance of the Management Agreement in a private session with their independent legal counsel at which no representatives of the Manager were present.

High Income Opportunity Fund Inc. 2005 Annual Report	43

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the High Income Opportunity Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Lee Abraham 13732 LeHavre Drive Frenchman’s Creek Palm Beach Gardens, FL 33410 Birth Year: 1927	Director	Since 1999	Retired; Former Director of Signet Group PLC	27	None
Jane F. Dasher Korsant Partners 283 Greenwich Avenue Greenwich, CT 06830 Birth Year: 1949	Director	Since 1999	Controller of PBK Holdings Inc., a family investment company	27	None
Donald R. Foley 3668 Freshwater Drive Jupiter, FL 33477 Birth Year: 1922	Director	Since 1993	Retired	27	None
Richard E. Hanson, Jr. 2751 Vermont Route 140 Poultney, VT 05764 Birth Year: 1941	Director	Since 1999	Retired; Former Head of the New Atlanta Jewish Community High School	27	None
Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth Year: 1931	Director	Since 1996	Professor of Law & Chancellor Emeritus at the University of North Carolina	34	None
Roderick C. Rasmussen 9 Cadence Court Morristown, NJ 07960 Birth Year: 1926	Director	Since 1993	Investment Counselor	27	None
John P. Toolan 13 Chadwell Place Morristown, NJ 07960 Birth Year: 1930	Director	Since 1993	Retired	27	None

44	High Income Opportunity Fund Inc. 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director: R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), and Citi Fund Management, Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996-2001) and Smith Barney Growth and Income Fund (from 1996-2000); Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (“TIA”) (from 2002 to 2005)	171	None
Officers: Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003

Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)

				N/A	N/A

High Income Opportunity Fund Inc. 2005 Annual Report	45

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Robert J. Brault CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004

Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Director of Internal Control for CAM U.S. Mutual Fund Administration (from 2002-2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002); Vice President, of Mutual Fund Administration at Investors Capital Services (from 1999-2000)

				N/A	N/A
Beth A. Semmel, CFA CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1960	Vice President and Investment Officer	Since 2002	Managing Director of Salomon Brothers Asset Management Inc. (“SBAM”)	N/A	N/A
Peter J. Wilby, CFA CAM 399 Park Avenue 4th Floor New York, NY10022 Birth Year: 1958	Vice President and Investment Officer	Since 2002	Managing Director, Chief Investment Officer of SBAM	N/A	N/A

46	High Income Opportunity Fund Inc. 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Andrew Beagley CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004

Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, Citigroup Asset Management (from 1999 to 2000); Chief Compliance Officer, SBFM and CFM; Formerly Chief Compliance Officer, TIA (from 2002 to 2005)

				N/A	N/A
Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with Citigoup

				N/A	N/A

*	Each Director and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

High Income Opportunity Fund Inc. 2005 Annual Report	47

Annual Chief Executive Officer and Chief Financial Officer Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and, the Fund also has included the Certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

48	High Income Opportunity Fund Inc. 2005 Annual Report

Additional Shareholder Information (unaudited)

Result of Annual Meeting to Shareholders

The Annual Meeting of Shareholders of High Income Opportunity Fund Inc. was held on April 29, 2005, for the purpose of considering and voting upon the election of two Class I Directors, each for a three year term. The following table provides information concerning the matters voted upon at the Meeting:

Election of Directors*

Nominees	Votes For	Votes Withheld
Lee Abraham	63,148,742	2,603,669
Richard E. Hanson, Jr.	63,231,605	2,520,806
*

The following Directors, representing the balance of the Board of Directors, continue to serve as Directors: Jane F. Dasher, Donald R. Foley, R. Jay Gerken, Paul Hardin, Roderick C. Rasmussen and John P. Toolan.

High Income Opportunity Fund Inc. 2005 Annual Report	49

Dividend Reinvestment Plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Inc. (“PFPC”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date) PFPC will buy common stock in the open market, on the stock exchange or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for distributions, but in no event shall such purchases continue later than 30 days after the payment date for such distribution, or the record date for a succeeding distribution, except when necessary to comply with applicable provisions of the federal securities laws.

PFPC maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of distributions will not relieve Plan participants of any income tax that may be payable on the distributions.

50	High Income Opportunity Fund Inc. 2005 Annual Report

Dividend Reinvestment Plan (unaudited) (continued)

Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of each Plan participant.

Plan participants are subject to no charge for reinvesting distributions under the Plan. PFPC’s fees for handling the reinvestment of distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the distributions. The Plan also may be amended or terminated by PFPC, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027 or by telephone at 1-800-331-1710.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the fund may purchase, at market price, shares of its common stock in the open market.

High Income Opportunity Fund Inc. 2005 Annual Report	51

(This page intentionally left blank.)

(This page intentionally left blank.)

(This page intentionally left blank.)

(This page intentionally left blank.)

(This page intentionally left blank.)

High Income Opportunity Fund Inc.

DIRECTORS	INVESTMENT MANAGER
Lee Abraham	Smith Barney Fund
Jane F. Dasher	Management LLC
Donald R. Foley
R. Jay Gerken, CFA	CUSTODIAN
Chairman	State Street Bank and
Richard E. Hanson, Jr.	Trust Company
Paul Hardin	225 Franklin Street
Roderick C. Rasmussen	Boston, Massachusetts 02110
John P. Toolan
TRANSFER AGENT
OFFICERS	PFPC Inc.
R. Jay Gerken, CFA	P.O. Box 43027
President and Chief	Providence, RI 02940-3027
Executive Officer
INDEPENDENT
Andrew B. Shoup	REGISTERED PUBLIC
Senior Vice President and	ACCOUNTING FIRM
Chief Administrative Officer	KPMG LLP
345 Park Avenue
Robert J. Brault	New York, New York 10154
Chief Financial Officer
and Treasurer

Beth A. Semmel, CFA
Vice President and
Investment Officer

Peter J. Wilby, CFA
Vice President and
Investment Officer

Andrew Beagley
Chief Compliance Officer

Robert I. Frenkel
Secretary and
Chief Legal Officer

High Income Opportunity Fund Inc.

HIGH INCOME OPPORTUNITY FUND INC.
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2020, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

This report is intended only for the shareholders of the High Income Opportunity Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

www.citigroupam.com

©2005 Citigroup Global Markets Inc. Member NASD, SIPC

FD0802 11/05                    05-9310

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jane Dasher, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2004 and September 30, 2005 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $29,500 in 2004 and $29,500 in 2005.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the High Income Opportunity Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,800 in 2004 and $5,600 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the High Income Opportunity Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to High Income Opportunity Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the High Income Opportunity Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to High Income Opportunity Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to High Income Opportunity Fund Inc. during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2004.

(h) Yes. The High Income Opportunity Fund Inc.‘s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the High Income Opportunity Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Jane Dasher Lee Abraham John Toolan

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

High Income Opportunity Fund Inc.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of High Income Opportunity Fund Inc.

Date:	December 8, 2005

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of High Income Opportunity Fund Inc.

Date:	December 8, 2005

By:	/s/ Robert J. Brault Robert J. Brault Chief Financial Officer of High Income Opportunity Fund Inc.

Date:	December 8, 2005